Smith Barney
                              --------------------
                              MUNICIPAL FUND, INC.

                                                                   Annual Report
                                                               December 31, 1996

---------------------------------
Smith Barney Municipal Fund, Inc.
---------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Municipal Fund, Inc. for the year ended December 31, 1996. During the past twelve months, the Fund distributed dividends totaling $0.85 per share. The table below shows the annualized distribution rates and twelve-month total returns based on the Fund's December 31, 1996 net asset value (NAV) per share and its American Stock Exchange (AMEX) closing price.

          Price                      Annualized          Twelve Month
        Per Share                 Distribution Rate      Total Returns
        ---------                 -----------------      -------------
      $15.42 (NAV)                      5.53%                3.96%
      $14.375 (AMEX)                    5.93%               11.02%

In comparison, the average total return on NAV for closed-end municipal bond funds in the long-intermediate category was 4.28% for the same period, according to Lipper Analytical Services Inc., an independent fund tracking organization.

Market and Economic Overview

Throughout 1996, the U.S. economy has continued to enjoy its healthy recovery that began over six years ago. The national unemployment rate has fallen from around 7.5% in 1992, to just over 5.0% in 1996. Consumer price inflation has remained virtually unchanged since the end of 1991, and producer prices still appear to be declining on a long-term basis. Although there were little signs of inflation in 1996, the strength of the U.S. economy, particularly during the first two quarters of 1996, caused inflation fears to rise among many investors throughout most of the year. In addition, the debate over whether or not the Federal Reserve Board ("Fed") would raise interest rates continued to linger over the U.S. bond markets, which added to bond market volatility throughout much of the year. However, during the third quarter and throughout much of the fourth quarter of 1996, U.S. economic growth moderated, fears of inflation subsided, and interest rates declined from their July and September high of 7.2%. The bond market rally was fueled by expectations that U.S. economic growth and inflation would be subdued in 1997, as well as investors' perceptions of Fed policy shifting from a restrictive to a more neutral stance.

Municipal bond yields have also declined recently as many investors became comforted by the fact that any radical tax reform that could have resulted from the November elections was purely political rhetoric. Looking ahead into 1997, we believe that any future tax reform will be moderate at best. Although municipal bond yields have declined, municipal bonds have recently underperformed U.S. Treasuries. In our opinion, municipals have lagged U.S. Treasuries primarily because investors have continued to focus on the high return potential of the U.S. stock market as opposed to the seemingly modest yields currently offered by municipal bonds.

In the beginning of December, the fixed income markets experienced a widespread sell-off, which was triggered primarily by Fed Chairman Alan Greenspan's comments about "irrational exuberance" in the financial markets. Greenspan's comments were interpreted as a sign that the Fed may raise interest rates to help reduce any speculative overtones that may exist in the markets. In our opinion, current economic fundamentals do not support this scenario.

Fund's Investment Strategy

The Smith Barney Municipal Fund's investment objective is to provide as high a level of current income exempt from Federal income taxes as is consistent with prudent investing. In line with this objective, the Fund follows an investment strategy with emphasis on high quality, high coupon issues. In addition, the Fund concentrates on maturity and call features - we ladder the maturity and call structure of our portfolio in order to preserve the Fund's income dividend distributions to shareholders.

As a long intermediate-term municipal bond fund, the Fund will invest at least 80% of its total assets in municipal bonds that have remaining maturities of less than 15 years. Over the current reporting period, we modestly lengthened the Fund's average weighted maturity to 12 years to offset the aging of the portfolio. In addition, we maintained the Fund's high credit orientation. As of December 31, 1996, approximately 83% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Corporation or Moody's Investors Services, Inc., with approximately 34% of the Fund's investments rated triple-A. (Standard & Poor's and Moody's are two major credit reporting and bond rating agencies.) The majority of the Fund's assets were allocated among the following types of municipal bond issues as of December 31, 1996: hospital bonds (19.4%), industrial development revenue bonds (17.2%), multi-family housing bonds (6.6%) and education bonds (6.6%).

Municipal Bond Market Outlook

We expect the U.S. economy's above-trend pace to slow down in 1997. Although labor markets are likely to remain tight, global competition should help to keep wages from rising. As a result, inflationary pressures should subside and the Fed will most likely remain on the sidelines. However, should the economic numbers indicate that the pace of U.S. economic growth is stronger than expected, a modest increase in interest rates cannot be ruled out. Nevertheless, given our expectations for a much more subdued economic picture, we remain optimistic about the municipal bond market over the course of 1997.

Thank you for investing in the Smith Barney Municipal Fund, Inc. We look forward to continuing to help you achieve your financial goals.


Sincerely,

/s/ Heath B. McLendon                  /s/ Peter M. Coffey

Heath B. McLendon                      Peter M. Coffey
Chairman and                           Vice President
Chief Executive Officer

January 10, 1997

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1996
--------------------------------------------------------------------------------

    FACE
   AMOUNT        RATING                   SECURITY                                  VALUE
===========================================================================================
Education -- 6.6%
  $1,000,000      A*     Arizona Education Loan Corp., 6.625% due 9/1/05(a)     $ 1,042,500
   1,000,000      AAA    Keller, TX Independent School District, PSFG,
                            zero coupon due 8/15/16                                 328,750
   1,000,000      AAA    Metropolitan Government Nashville & Davidson County,
                            TN, MeHarry Medical College, AMBAC-Insured,
                            6.000% due 12/1/19                                    1,065,000
                         Utah State School District Co-Op Revenue Financing Pool
                            LOC Swiss Bank (Special Mandatory Redemption 8/15/98
                            @ 100):
     530,000      AA+        8.375% due 2/15/10                                     555,175
     470,000      AA+        8.375% mandatory tender 2/15/07                        492,912
     500,000      AA+        8.375% mandatory tender 2/15/09                        523,750
-------------------------------------------------------------------------------------------
                                                                                  4,008,087
-------------------------------------------------------------------------------------------
Escrowed to Maturity(b) -- 17.8%
   1,270,000      AAA    Boston, MA Water & Sewer Community Revenue,
                            Series A, 10.875% due 1/1/09, Sinking Fund Average
                            Life 5/3/05                                           1,719,262
     500,000      AAA    Delaware County, PA  Authority Revenue, (Elwyn Inc.
                            Project), 5.500% due 6/1/20, Sinking
                            Fund Average Life 6/1/17                                489,375
     755,000      AAA    Illinois Health Facility Authority Revenue, (Methodist
                            Medical Center Project), 9.000% due 10/1/10, Sinking
                            Fund Average Life 4/1/03                                907,888
   1,000,000      AAA    Jackson, TN Water and Sewer Revenue,
                            7.200% due 7/1/12, Sinking Fund Average Life 1/25/06  1,131,250
     500,000      AAA    Lake County, OH Hospital Improvement Revenue,
                            Lake County Memorial Hospital, 8.625% due 11/1/09,
                            Sinking Fund Average Life 10/31/04                      608,125
   1,310,000      AAA    Los Angeles, CA Hollywood Presbyterian Medical Center,
                            9.625% due 7/1/13, Sinking Fund Average Life 2/28/08  1,673,525
     225,000      AAA    Louisiana Public Facilities, Southern Baptist Hospital,
                            8.000% due 5/15/12, Sinking Fund Average Life 6/18/06   263,250
     300,000      AAA    Nacogdoches County, TX Hospital District Revenue,
                            9.000% due 5/15/04, Sinking Fund Average Life 5/30/01   348,000
     505,000      AAA    New Jersey State Turnpike Authority Revenue Refunding
                            Bond, 10.375% due 1/1/03, Sinking Fund
                            Average Life 1/6/00(e)                                  595,900
     780,000      AAA    Ohio State Water Development Authority Revenue,
                            Safe Water Series 2, 9.375% due 12/1/10,
                            Sinking Fund Average Life 11/26/03                      963,300
     285,000      AAA    Piedmont Muni Power Agency, SC Electric Revenue,
                            FGIC-Insured, 6.500% due 1/1/16                         325,612
     400,000      AAA    Ringwood Borough, NJ Sewer Authority Special
                            Obligation Refunding, 9.875% due 7/1/13,
                            Sinking Fund Average Life 2/6/05                        517,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

    FACE
   AMOUNT        RATING                   SECURITY                                  VALUE
===========================================================================================
Escrowed to Maturity(b) -- 17.8% (continued)
  $1,000,000      AAA    Riverside, CA Single-Family Mortgage Revenue,
                            GNMA-Collateralized, 7.800% due 5/1/21,
                            Sinking Fund Average Life 3/17/16(a)(e)             $ 1,266,250
-------------------------------------------------------------------------------------------
                                                                                 10,809,237
-------------------------------------------------------------------------------------------
General Obligation -- 6.5%
     500,000      AAA    Anchorage, AK  GO, 6.000% due 10/1/14                      532,500
   1,000,000      AA     Metropolitan Government Nashville & Davidson County,
                            TN GO, 6.000% due 12/1/09                             1,083,750
     670,000      BBB    New Haven, CT GO, Series B,  9.000% due 12/1/01            788,088
                         New Orleans, LA GO, Certificates of Indebtedness:
   1,000,000      BBB-     Series A, 6.650% due 8/1/01                            1,015,320
     500,000      BBB-     Series C, 6.650% due 8/1/01                              507,660
-------------------------------------------------------------------------------------------
                                                                                  3,927,318
-------------------------------------------------------------------------------------------
Finance -- 2.7%
   1,000,000      A      Pennsylvania State Finance Authority, Beaver County,
                            Revenue Refunding Bonds, Municipal Capital
                            Improvement Program, Series 1993, LOC Societe
                            Generale, 6.600% due 11/1/09                          1,073,750
     545,000      BBB    Tampa, FL Capital Improvement Program Revenue,
                            Series B, Den Danske Bank Royal, Trust Canada
                            and Yasuda Trust, 8.000% due 10/1/02                    566,800
-------------------------------------------------------------------------------------------
                                                                                  1,640,550
-------------------------------------------------------------------------------------------
Hospital -- 19.4%
     700,000      BBB    Allentown, PA Area Hospital Authority Revenue Refunding,
                            Sacred Heart Hospital, Series A, 6.200% due 11/15/03    727,125
     650,000      AAA    Calcasieu Parish, LA Memorial Hospital Service District
                            Revenue Refunding, Lake Charles Memorial Hospital,
                            Series A, CONNIE LEE-Insured, 7.500% due 12/1/05        752,375
   1,500,000      A+     California Statewide Community Development Authority
                            Revenue, COP Refunding Hospital, Triad Healthcare,
                            6.250% due 8/1/06                                     1,571,250
   1,510,000      Baa1*  Fulco, GA Hospital Authority Revenue Anticipation
                            Certificates Refunding, Georgia Baptist Healthcare,
                            Series A, 6.400% due 9/1/07                           1,557,188
   1,300,000      NR     Illinois Health Facilities Authority Revenue Friendship,
                            VLG Hospital, 6.650% due 12/1/06                      1,368,250
   1,200,000      BBB+   Klamath Falls, OR Intercommunity, Merle Hospital,
                            8.000% due 9/1/08                                     1,429,500
   1,000,000      Ba*    Langhorne Manor Borough, PA Higher Education and
                            Health Authority Bucks County, Lower Bucks Hospital,
                            6.750% due 7/1/02                                       980,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

    FACE
   AMOUNT        RATING                   SECURITY                                  VALUE
===========================================================================================
Hospital -- 19.4% (continued)
  $  860,000      A-     Massachusetts State Health and Education Facilities,
                            Melrose Wakefield Hospital, 6.125% due 7/1/04       $   904,075
     400,000      BBB-   McKean County, PA Hospital Authority, Hospital Revenue,
                            (Bradford Hospital Project), 6.100% due 10/1/20         389,500
   2,000,000      AAA    Orange County, FL Health Facilities Authority Revenue,
                            Adventist Health System/Sunbelt, CGIC-Insured,
                            FLAIRS, 7.350% due 11/15/07(d)                        2,100,000
-------------------------------------------------------------------------------------------
                                                                                 11,779,263
-------------------------------------------------------------------------------------------
Housing: Multi-Family -- 6.6%
   1,100,000      A*     Dallas, TX Housing Corp. Capital Program Revenue
                            Refunding, Section 8 Assisted, 7.700% due 8/1/05,
                            Sinking Fund Average Life 9/2/03                      1,150,875
   1,470,000      A+     Lynchburg, VA Redevelopment & Housing Authority,
                            Multi-Family Housing Revenue Refunding,
                            Princeton Circle Association, 6.250% due 12/1/10,
                            Sinking Fund Average Life 9/24/07 1,504,913
     500,000      BBB+^  Montgomery County, PA Redevelopment Authority,
                            Multi-Family Housing Revenue, 6.375% due 7/1/12,
                            Sinking Fund Average Life 1/29/09                       495,625
     865,000      AAA    Nevada Housing Division, Multi-Unit Housing Saratoga
                            Palms, 6.250% due 10/1/16, Sinking Fund Average Life
                            8/8/12(a)                                               877,975
-------------------------------------------------------------------------------------------
                                                                                  4,029,388
-------------------------------------------------------------------------------------------
Housing: Single-Family -- 2.9%
     310,000      A1*    Ford County, KS Single-Family Mortgage Revenue
                            Refunding, Series A, FHA-Insured, 7.900% due 8/1/10     328,600
     650,000      AAA    Juneau City and Borough, AK Home Mortgage Revenue
                            Refunding, Mortgage Backed Securities Program,
                            FNMA-Collateralized, FHA-Insured, 8.000% due 2/1/09     693,875
     500,000      A-^    Lees Summit, MO Individual Development Authority Health
                            Facilities, Refunding and Improvement Revenue,
                            (John Knox Village Project), 7.125% due 8/15/12,
                            Sinking Fund Average Life 2/17/08                       527,500
     200,000      Aa*    Montgomery County, MD Housing Opportunities Commission
                            Mortgage Revenue, Series A, 7.200% due 7/1/04           210,250
-------------------------------------------------------------------------------------------
                                                                                  1,760,225
-------------------------------------------------------------------------------------------
Industrial Development -- 17.2%
     500,000      A*     Alaska Industrial Development & Export Authority Revenue,
                            6.100% due 4/1/06 (a)                                   530,000
     535,000      Ba3*   Bourbonnais, IL Industrial Development Revenue Refunding,
                            (K-Mart Corp. Project), 6.600% due 10/1/06              530,987
   1,000,000      Aaa*   Cohoes, NY IDA, (Norlite Corp. Project), LOC Dresdner
                            Bank, 6.750% due 5/1/09, Sinking Fund Average Life
                            1/8/07(a)                                             1,108,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

    FACE
   AMOUNT        RATING                   SECURITY                                  VALUE
===========================================================================================
Industrial Development -- 17.2% (continued)
  $1,500,000      AA     Des Moines, IA Industrial Development Refunding
                            Revenue Bonds,(The Printer Project 1992), LOC
                            Norwest Bank, 6.375% due 9/1/09                     $ 1,518,750
   1,500,000      Baa1*  Dickinson County, MI Economic Development Corp.
                            Solid Waste Disposal Refunding Revenue,
                            Champion International, 6.550% due 3/1/07             1,576,875
   1,000,000      AA-    LaCrosse, WI Resource Recovery Revenue, (Northern
                            States Power Co. Project), 6.000% due 11/1/21         1,031,250
   1,250,000      AA     Noblesville, IN Economic Development Revenue Refunding,
                            (Lions Greek Association Limited Project), Asset
                            Guaranty-Insured, 6.500% due 11/1/04                  1,360,938
   1,000,000      AAA    Salt Lake City, UT Individual Development Refunding
                            Revenue, (Plaza 5400 Project), Mass Mutual Life
                            Insured, Series A, 6.050% due 9/1/07                  1,060,000
     600,000      AA+    Sussex County, DE Economic Development Refunding
                            Revenue Bonds, (Rohoboth Mall Project), Series 1992,
                            7.250% due 10/15/12                                     659,250
   1,000,000      BBB+   Tooele County, UT Hazardous Waste Disposal Revenue,
                            Laidlaw Incineration, Series A,  6.750% due 8/1/10(a) 1,053,750
-------------------------------------------------------------------------------------------
                                                                                 10,430,550
-------------------------------------------------------------------------------------------
Miscellaneous -- 4.6%
   1,000,000      BBB-   Clarksville, TN Natural Gas Acquis Corp. Gas Revenue,
                            Series A, 7.500% due 11/1/04                          1,047,500
   1,000,000      A-     Illinois Development Finance Authority Revenue,
                            City of East St. Louis, 6.875% due 11/15/05,
                            Sinking Fund Average Life 11/15/00                    1,061,250
     645,000      Baa1*  Indianapolis, IN Economic Development Refunding and
                            Improvement Revenue, National Benevolent Association,
                            (Robin Run Village Project), 6.900% due 10/1/04         671,606
-------------------------------------------------------------------------------------------
                                                                                  2,780,356
-------------------------------------------------------------------------------------------
Pollution Control -- 3.9%
   1,000,000      Aa3*   Brazos River, TX Navigation Harbor District, Brazonia
                            County PCR, (BASF Corp. Project), 6.750% due 2/1/10   1,146,250
                         Broward County, FL Resource Recovery PCR:
     695,000      A        North Project, 7.950% due 12/1/08                        765,369
     440,000      A*       South Project, 7.950% due 12/1/08                        484,550
-------------------------------------------------------------------------------------------
                                                                                  2,396,169
-------------------------------------------------------------------------------------------
Pre-Refunded (c) -- 2.7%
     190,000      AAA    Gila County, AZ Industrial Development Authority Revenue
                            Pollution Control, 11.250% due 4/1/01, (Call 4/1/97
                            @ 100), Sinking Fund Average Life 4/29/97               204,725

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

    FACE
   AMOUNT        RATING                   SECURITY                                  VALUE
===========================================================================================
Pre-Refunded (c) -- 2.7% (continued)
   $ 595,000      AAA    Philadelphia, PA Hospital Revenue, (United Hospitals
                            Inc. Project), 10.875% due 7/1/08, (Call 7/1/05 @
                            100), Sinking Fund Average Life 6/1/02(e)           $   774,244
     300,000      AAA++  San Leandro, CA Redevelopment Agency Residential
                            Mortgage Revenue, 11.250% due 4/1/13,
                            (Call 10/1/04 @ 100), Sinking Fund Average Life
                            4/13/04                                                 402,000
     275,000      AAA    Texas National Research Lab Community Finance Corp.,
                            Lease Revenue, (Superconducting Supercollider
                            Project), 6.850% due 12/1/05, (Call 12/1/02 @ 102)      307,656
-------------------------------------------------------------------------------------------
                                                                                  1,688,625
-------------------------------------------------------------------------------------------
Public Facilities -- 2.5%
     500,000      A      Dallas, TX Civic Center Convention Complex Revenue,
                            6.100% due 1/1/08, Sinking Fund Average Life 7/31/03    501,715
   1,000,000      A-     Dekalb County, IN Redevelopment Authority Revenue,
                            (Mini-Mill Public Improvement Project),
                            6.250% due 1/15/08                                    1,058,750
-------------------------------------------------------------------------------------------
                                                                                  1,560,465
-------------------------------------------------------------------------------------------
Tax Allocation -- 0.4%
     250,000      Baa*   Lemon Grove, CA Community Development Agency
                            Tax Allocation Revenue, (Lemon Grove Redevelopment
                            Project), 6.650% due 8/1/06                             263,750
-------------------------------------------------------------------------------------------

Transportation -- 4.1%
                         Denver, CO City and County Airport Revenue:
     500,000      BBB      Series B, 7.000% due 11/15/03(a)                         541,250
   1,000,000      BBB      Series C, 6.650% due 11/15/05(a)                       1,065,000
     500,000      Baa3*  Raleigh-Durham, NC Airport Authority Special Facilities
                            Revenue, (American Airlines Inc. Project),
                            9.400% due 11/1/00                                      562,500
     295,000      NR     Sanford, FL Airport Authority Industrial Development
                            Revenue, (Central Florida Terminals Project),
                            Series B, 7.500% due 5/1/06(a)                          304,587
-------------------------------------------------------------------------------------------
                                                                                  2,473,337
-------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

    FACE
   AMOUNT        RATING                   SECURITY                                  VALUE
===========================================================================================
Utilities -- 2.1%
  $1,250,000      BB     Union City, NJ Utility Authority Solid Waste Revenue,
                            Series A, 6.850% due 6/15/02(a)                     $ 1,268,750
-------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $58,582,939**)                                $60,816,070
===========================================================================================

(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Bonds are escrowed to maturity with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings
(c) Bonds are escrowed with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(d) Inverse floating rate security-coupon varies inversely with level of short-term tax-exempt interest rates.
(e)   Security segregated by custodian for open purchase committment.
+     Duff & Phelps Credit Rating Co.
^     Fitch Investor Services, Inc.
+++   Equivalent rating as determined by the Manager -- issue not rated.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 10 and 11 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA      -- Debt rated "AAA"' has the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.
AA       -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in small degree.
A        -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB      -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB       -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest rating within its generic category.
Aaa      -- Bonds that are rated "Aaa" are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A        -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa      -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba       -- Bonds that are rated "Ba" are judged to have speculative elements;
            their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

--------------------------------------------------------------------------------
Short-Term Securities Ratings
--------------------------------------------------------------------------------

SP-1     -- Standard & Poor's highest rate rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1   -- Moody's highest rating for issues having demand feature --
            variable-rate demand obligation (VRDO).

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

AMBAC      -- AMBAC Indemnity Corporation
CGIC       -- Capital Guaranty Insurance Company
CONNIE LEE -- College Construction Loan Insurance Association
COP        -- Certificate of Participation
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FLAIRS     -- Floating Adjustable Interest Rate Securities
FNMA       -- Federal National Mortgage Association
FSA        -- Financial Security Assurance
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
IDA        -- Industrial Development Agency
IDR        -- Industrial Development Revenue
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
NBA        -- National Benevolent Association
PCR        -- Pollution Control Revenue
PSFG       -- Permanent School Fund Guaranty
RIBS       -- Residual Interest Bonds

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $58,582,939)                     $ 60,816,070
   Cash                                                                  69,328
   Interest receivable                                                1,153,890
   Receivable for securities sold                                        95,667
--------------------------------------------------------------------------------
   Total Assets                                                      62,134,955
--------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                                     38,341
   Management fees payable                                               36,659
   Accrued expenses                                                      47,931
--------------------------------------------------------------------------------
   Total Liabilities                                                    122,931
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 62,012,024
================================================================================
NET ASSETS:
   Par value of capital shares                                     $      4,021
   Capital paid in excess of par value                               60,192,643
   Undistributed net investment income                                   74,715
   Accumulated net realized loss on security transactions              (492,486)
   Net unrealized appreciation of investments                         2,233,131
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $15.42 a share on 4,021,162 shares of $0.001
   par value outstanding; 100,000,000 shares authorized)           $ 62,012,024
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                        $  3,922,628
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                             432,659
   Shareholder and system servicing fees                                 43,283
   Shareholder communications                                            31,945
   Audit and legal                                                       16,807
   Pricing service fees                                                  10,506
   Directors' fees                                                        4,965
   Listing fees                                                           3,461
   Custody                                                                3,286
   Other                                                                 10,310
--------------------------------------------------------------------------------
   Total Expenses                                                       557,222
--------------------------------------------------------------------------------
Net Investment Income                                                 3,365,406
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 4):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             18,409,387
     Cost of securities sold                                         18,387,998
--------------------------------------------------------------------------------
   Net Realized Gain                                                     21,389
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                3,522,570
     End of year                                                      2,233,131
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (1,289,439)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (1,268,050)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  2,097,356
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------
                                                         1996          1995
================================================================================
OPERATIONS:
  Net investment income                               $ 3,365,406   $ 3,347,408
  Net realized gain                                        21,389       178,170
  Increase (decrease) in net unrealized appreciation   (1,289,439)    5,732,678
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations                2,097,356     9,258,256
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                                (3,426,030)   (3,426,030)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                       (3,426,030)   (3,426,030)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                      (1,328,674)    5,832,226

NET ASSETS:
  Beginning of year                                    63,340,698    57,508,472
--------------------------------------------------------------------------------
  End of year*                                        $62,012,024   $63,340,698
================================================================================
* Includes undistributed net investment income of:    $    74,715   $   135,339
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates market value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     3. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc., acts as investment manager to the Fund. As compensation for its services, the Fund pays SBMFM a fee calculated at the annual rate of 0.70% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

     All officers and two Directors of the Fund are employees of Smith Barney
Inc.

     4. INVESTMENTS

     For the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $18,516,008
--------------------------------------------------------------------------------
Sales                                                               18,409,387
================================================================================

     At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                      $ 2,423,095*
Gross unrealized depreciation                                         (189,964)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 2,233,131*
================================================================================
* Substantially the same for Federal income tax purposes.

     5. CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, the Fund had, for Federal income tax purposes, approximately $492,000 of capital loss carryforwards available to offset future realized capital gains through 2002. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

                                           1996       1995       1994       1993       1992(1)(2)
=================================================================================================
Net Asset Value, Beginning of Year         $ 15.75    $ 14.30    $ 15.85    $ 14.81    $ 15.00
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.84       0.83       0.84       0.84       0.32*
  Net realized and unrealized gain (loss)    (0.32)      1.47      (1.54)      1.00      (0.21)
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.52       2.30      (0.70)      1.84       0.11
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.85)     (0.85)     (0.85)     (0.80)     (0.30)
-------------------------------------------------------------------------------------------------
Total Distributions                          (0.85)     (0.85)     (0.85)     (0.80)     (0.30)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 15.42    $ 15.75    $ 14.30    $ 15.85    $ 14.81
-------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value                      11.02%     15.83%    (12.96)%    14.30%     (3.47)%^
-------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value                    3.96%     17.11%     (4.09)%    12.82%      0.81%^
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $62,012    $63,341    $57,508    $63,724    $59,561
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.90%      0.86%      0.86%      0.85%      0.56%+*
  Net investment income                       5.45       5.48       5.59       5.42       5.22+
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         30%        21%        35%        23%        36%
-------------------------------------------------------------------------------------------------
Market Price at End of Year                $ 14.38    $ 13.75    $ 12.63    $ 15.38    $ 14.25
=================================================================================================

(1)  Based on the weighted average shares outstanding for the period.
(2) For the period from July 31, 1992 (commencement of operations) to December 31, 1992.
* The manager waived a portion of its fees for the period from July 31, 1992 to December 31, 1992. If such fees were not waived, the per share decrease in net investment income would have been $0.014 and the ratio of expenses to average net assets would have been 0.79% (annualized).
^ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Smith Barney Municipal Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Municipal Fund, Inc. as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from July 31, 1992 (commencement of operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Municipal Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from July 31, 1992 to December 31, 1992, in conformity with generally accepted accounting principles.

                                   /s/ KPMG Peat Markwick LLP


New York, New York
February 7, 1997

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                     AMEX           Net Asset          Income       Reinvestment
Period          Closing Price*       Value*           Declared          Price
================================================================================
  1995
January            $13.13            $14.64           $0.071           $13.29
February            13.75             14.91            0.071            13.83
March               13.50             15.01            0.071            13.58
April               13.38             14.97            0.071            13.40
May                 13.75             15.35            0.071            13.65
June                13.50             15.19            0.071            13.90
July                14.00             15.27            0.071            13.98
August              13.50             15.36            0.071            13.65
September           14.00             15.41            0.071            14.02
October             14.38             15.53            0.071            14.40
November            14.00             15.70            0.071            14.45
December            13.75             15.75            0.071            14.12

  1996
January             14.75             15.72            0.071            14.55
February            14.63             15.57            0.071            14.59
March               14.38             15.35            0.071            14.46
April               14.25             15.24            0.071            14.13
May                 14.25             15.18            0.071            14.24
June                13.88             15.22            0.071            13.82
July                13.75             15.25            0.071            13.76
August              14.00             15.19            0.071            14.02
September           14.25             15.30            0.071            14.32
October             13.75             15.37            0.071            13.89
November            14.50             15.53            0.071            14.51
December            14.38             15.42            0.071            14.38
================================================================================
* On the last business day of the month.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

     On April 25, 1996, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

     1. To approve or disapprove for the Fund the election of Jessica M. Bibliowicz and Donald R. Foley as Directors; and

     2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

     The results of the vote on Proposal 1 were as follows:

                                            % of          Votes        % of
Directors                  Votes For    Shares Voted     Against   Shares Voted
================================================================================
Jessica M. Bibliowicz    3,727,244.561      99.08%     34,476.000      0.92%
Donald R. Foley          3,733,470.561      99.25      28,250.000      0.75
================================================================================

     The results of the vote on Proposal 2 were as follows:

                  % of          Votes        % of         Votes        % of
Votes For     Shares Voted     Against   Shares Voted  Abstained*  Shares Voted
================================================================================
3,712,805.561    98.70%       5,981.000       0.16%    302,358.732     1.14%
================================================================================
* There are approximately 259,425 broker non-votes included in the amount abstaining.

     The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Joseph H. Fleiss, Paul Hardin, Francis P. Martin, Heath B. McLendon, Roderick C. Rasmussen and John P. Toolan.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc. (formerly known as "The Shareholder Services Group, Inc."), as plan agent (the "Plan Agent"), in additional shares of its Common Stock (the "Common Shares") as provided below unless a shareholder elects to receive cash.

     Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check mailed directly to the record holder by First Data Investor Services Group, Inc., as dividend disbursing agent.

     If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

     If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. If, following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in Common Shares issued by the Fund at net asset value. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

     The automatic reinvestment of distributions does not relieve participants to any Federal income tax that may be payable on such distributions.

     The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachussetts 02104.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     99.80% of the dividends from net investment income for the year ended December 31, 1996, are tax-exempt for regular Federal income tax purposes.

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
   Smith Barney
--------------------                         [Artwork]
MUNICIPAL FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


INVESTMENT MANAGER
Smith Barney Mutual Funds
Management Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, MA 02104

This report is submitted for the
general information of the
shareholders of Smith Barney
Municipal Fund, Inc. It is not
authorized for distribution to
prospective investors unless
accompanied or preceded by a
current Prospectus for the Fund,
which contains information
concerning the Fund's investment
policies and expenses as well as
other pertinent information.

SMITH BARNEY
MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013

FD2253  2/97